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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Harvard Bioscience, Inc. and Subsidiaries:

We consent to the use of our reports incorporated herein by reference on Form S-8 of Harvard Bioscience, Inc.


/s/ KPMG LLP

Boston, Massachusetts
June 15, 2001